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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): July 21, 1998


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


               Delaware                                     0-5260
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     (State of incorporation                             (Commission
      or other jurisdiction)                             File Number)


                                   95-248811
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                    (I.R.S. Employer Identification Number)


     17731 Mitchell North, Irvine, California               92614
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     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (949) 250-4800


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 5 -- OTHER EVENTS

As previously reported, the Company intends to restate its financial statements for the fiscal years ended September 30, 1995, 1996 and 1997. As also previously reported, Price Waterhouse LLP has withdrawn its report concerning the Company's financial statements for the fiscal years ended September 30, 1995 and 1996, and McGladrey Pullen LLP has withdrawn its report concerning the Company's financial statements for the fiscal year ended September 30, 1997.

In a letter from the American Stock Exchange dated July 16, 1998 the Company was notified that it had fallen below certain of the Exchange's listing guidelines, and as a result the Exchange is reviewing the Company's continued listing eligibility. In its letter the Exchange stated that "specifically, the company has not complied with the Exchange's rules in that it has failed to file its March 31, 1998 Form 10-Q and, since the withdrawal of its auditor's reports on the financial statements for its fiscal years ended September 30, 1995, 1996 and 1997, it does not have audited results for those years. In addition, in view of the foregoing, we are unable to determine if the company satisfies our numerical guidelines for continued listing."

The Company's independent audit firms are continuing their work toward restatement of the Company's financial statements for the fiscal years ended September 30, 1995, 1996 and 1997. Completion of these restated financial statements will provide the prior period information necessary to enable the Company to finalize and file its report on Form 10-Q for the quarter ended March 31, 1998. The Company's management is also addressing other areas in which the Company could fail to meet the Exchange's guidelines for continued listing, and has tentatively scheduled a meeting at the American Stock Exchange on Monday, July 27, 1998 to present arguments supporting the continued listing of the Company's common stock. There can be no assurance, however, that the Company will be able to maintain the listing of its common stock on the American Stock Exchange. Delisting of the Company's common stock by the American Stock Exchange could have a material adverse effect on the market for, and the market price of, the Company's common stock.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on is behalf by the undersigned, thereunto duly authorized.

GENERAL AUTOMATION, INC.

Date: July 21, 1998

By: /s/ RICHARD H. NANCE
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    Richard H. Nance
    Vice-President Finance and
    Chief Financial Officer



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